SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  September 24, 1999
(Date of earliest event reported)

Commission File No. 333-62547




                        Asset Backed Funding Corporation
--------------------------------------------------------------------------------


       Delaware                                         75-2533468
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina                                 28255
--------------------------------------------------------------------------------
Address of principal executive offices                  (Zip Code)



                                 (704) 386-2400
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code


                       NationsBanc Asset Securities, Inc.
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.       Other Events
              ------------

                  Attached as an exhibit  are the  Computational  Materials  (as defined  in  the  no-action  letter  dated  May  21,  1994  issued  by the
      Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) and Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99)                                      Computational Materials and
                                                Collateral Term Sheets
                                                prepared by Banc of America
                                                Securities LLC in
                                                connection with United PanAm
                                                Mortgage Loan Asset Backed
                                                Certificates, Series 1999-2

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED FUNDING CORPORATION


September 24, 1999

                                   By:    /s/ Bob Perret
                                          -------------------------
                                   Name:  Bob Perret
                                   Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

   (99)                 Computational Materials and                     E
                        Collateral Term Sheets
                        prepared by Banc of America
                        Securities LLC in connection with
                        United PanAm Mortgage Loan Asset
                        Backed Certificates, Series 1999-2